UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Invest in the
new world of
emerging markets.

Special feature page 6

American Funds Developing World Growth and Income FundSM

Annual report for the year ended November 30, 2015

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2015 (the most recent calendar quarter-end):

		Lifetime
Class A shares	1 year	(since 2/3/14)

Reflecting 5.75% maximum sales charge	–22.25%	–10.02%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.32% for Class A shares as of the prospectus dated February 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.28%.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Invest in the new world of emerging markets.

Contents

1	Letter to investors
5	The value of a $10,000 investment
12	Summary investment portfolio
15	Financial statements
34	Board of trustees and other officers

Fellow investors:

We are pleased you have made American Funds Developing World Growth and Income Fund part of your investment portfolio. Launched in February 2014, the fund seeks to tap into the long-term growth prospects and income opportunities in emerging markets by investing in firms that have paid reliable dividends over time. Most of the fund’s assets are invested in stocks domiciled in the developing markets, however managers may also invest in developed markets companies that derive a meaningful portion of their revenue from emerging markets.

For the fiscal year ended November 30, 2015, the fund fell 18.65%. This was slightly more than the 16.99% decline of the fund’s benchmark, the MSCI Emerging Markets Index, which measures markets in more than 20 developing countries. The Lipper Emerging Markets Funds Index, a peer group measure, dropped 16.80%.

The fund paid dividends totaling almost 16 cents a share for the period. This resulted in an income return of 1.47% for investors who chose to reinvest their dividends, and a return of 1.46% for those who took their dividends in cash.

Results at a glance

For periods ended November 30, 2015, with all distributions reinvested

	Cumulative		Average annual
	total returns		total returns
			Lifetime
	6 months	1 year	(since 2/3/14)

American Funds Developing World Growth and Income Fund (Class A shares)	–16.43%	–18.65%	–6.03%
MSCI Emerging Markets Index*	–17.67	–16.99	–4.49
Lipper Emerging Markets Funds Index†	–15.66	–16.80	–3.61

*	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Funds Developing World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2015)

		Percent of
Company	Country	net assets
Taiwan Semiconductor Manufacturing	Taiwan	3.5%
Unilever	United Kingdom	2.7
Delta Electronics	Taiwan	2.6
Fibra Uno	Mexico	2.2
Astra International	Indonesia	2.1
Discovery	South Africa	2.1
América Móvil	Mexico	2.1
Shanghai Fosun Pharmaceutical	China	1.9
HKT Trust and HKT Ltd.	Hong Kong	1.9
First Gulf Bank	United Arab Emirates	1.9

Tough sledding for emerging markets

Emerging markets posted double-digit losses over the 12 months, battered by weak commodity prices, China’s slowing economic growth, the pace of political reforms in certain countries and a strengthening U.S. dollar. The threat of a U.S. interest rate hike also weighed on emerging markets stocks. Almost all world currencies depreciated against the dollar, with many down sharply on a percentage basis. All sectors declined, led by materials, utilities and energy.

The MSCI China Index lost 5.53%* as the country’s government pressed ahead with a number of economic reforms. On the stimulus front, the People’s Bank of China cut interest rates six times and lowered the amount of cash banks are required to hold as reserves. In other moves to support the economy, the government unveiled policies aimed at encouraging purchases of homes and cars. China also unexpectedly devalued its currency over the summer — a move that rattled the world’s financial markets.

Several major Asian markets struggled during the period. After impressive gains in 2014, Indian stocks lost momentum despite having one of the strongest performing economies among emerging markets countries. The MSCI India Index dropped 13.83% as investors fretted over whether Prime Minister Narendra Modi would be able to push through business-friendly reforms and reduce corruption. In November 2015, Modi’s party lost a regional election, widely seen as a setback for his agenda, which included securing the passage of a landmark tax bill designed to make it easier to conduct business in the country. Investor enthusiasm also waned in Indonesia, where President Joko Widodo has unveiled a series of policies aimed at attracting investment and boosting consumption. However, a number of efforts to engineer change experienced setbacks, shaking investor confidence, and the MSCI Indonesia Index tumbled 23.73%.

Brazilian stocks plunged 45.10%, marred by a deep recession, a political corruption scandal involving state-owned energy firm Petrobras and a significant depreciation of the country’s currency against the U.S. dollar. Standard & Poor’s downgraded Brazil’s credit rating to junk in September 2015; Moody’s Investors Service has indicated it may do the same. Elsewhere in Latin America, the MSCI Mexico Index fell 16.75% as weak oil prices curtailed output and the country’s central bank trimmed its growth forecasts.

A changing landscape

Several commodity-related stocks hindered fund returns, retreating on slowing global economic growth and depressed prices for oil and hard commodities. Canadian miner First Quantum plunged more than 70% as the company was forced to scale back projects due to low copper prices. Brazilian metals and mining corporation Vale also declined appreciably, hit by soft demand for iron ore and rising supplies worldwide.

Investments in Hong Kong–listed casinos detracted from results on a relative basis. MGM China Holdings, Wynn Macau and SJM Holdings faltered on weak gambling revenue in the face of China’s anti-corruption campaign and travel restrictions to Macau. The fund continues to hold several of these casino stocks based on the managers’ expectations for longer term growth in the businesses’ mass market divisions, new projects aimed at attracting families and easing

* Unless otherwise indicated, equity and country returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

2	American Funds Developing World Growth and Income Fund

government restrictions. As living standards improve and incomes rise in emerging markets, the fund remains focused on a number of household goods, food and recreation companies. Overall, consumer stocks make up a significant portion of the fund at 24% of net assets. Several supported returns on a relative basis. One was Unilever, the European consumer staples giant that derives 60% of its revenue from developing markets. It was the fund’s second-largest equity holding as of November 30, 2015. Another was Grupo Sanborns, the Mexican retailer that operates a network of department stores, restaurants and pharmacies.

Financials comprise 19% of the portfolio. Holdings include banks, insurance companies and real estate firms. Supporting returns on a relative basis were property developer China Overseas Land & Investment and Discovery Limited, a South African insurance provider serving consumers on four continents.

Maintaining focus on high-quality, dividend-paying companies

Emerging markets have been challenged the last few years, with returns lagging developed markets equities. Historically, a strong U.S. dollar, rising U.S. interest rates and weak commodity prices have been headwinds for emerging markets. That said, central bankers and government policy makers are taking steps aimed at stoking economic growth. European central bankers have announced another round of quantitative easing. The U.S. Federal Reserve raised interest rates for the first time in almost a decade and outlined plans for future rate hikes, easing concern about the timing and magnitude of the rate increases. In Asia, China’s

Where the fund’s assets are invested*

Developed country equities	38.4%

The Americas
United States	4.3
Canada	.9

Europe
United Kingdom	5.6
France	2.4
Switzerland	2.0
Denmark	1.1
Italy	.3

Asia/Pacific
Taiwan	9.5
Hong Kong	6.6
Australia	2.4
Singapore	2.3
South Korea	1.0

Developed country bonds	.4%

The Americas
United States	.4

Developing country equities	54.4%

The Americas
Mexico	6.0
Brazil	5.0
Chile	.6

Europe
Russian Federation	2.4
Turkey	1.5

Asia/Pacific
China	14.6
Indonesia	4.6
India	4.0
Thailand	3.3
Philippines	1.9
Malaysia	.6

Africa/Middle East
South Africa	4.6
United Arab Emirates	3.6
Kingdom of Saudi Arabia	1.7

Developing country bonds	1.2%

The Americas
Argentina	.5
Cayman Islands	.3
Mexico	.3
Brazil	.1

Short-term securities & other assets less liabilities	5.6%

Total	100.0%

*Percent of net assets by country of domicile as of November 30, 2015.

American Funds Developing World Growth and Income Fund	3

The New Geography of Investing®

Investing in emerging markets doesn’t always mean buying shares of companies based in those countries. While 70% of American Funds Developing World Growth and Income Fund is invested in companies headquartered in emerging markets economies, there is fertile hunting ground in the developed world. The charts below show the countries and regions in which the fund’s equity investments are domiciled, and where the revenue is derived.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
▀	United States	5%	—
▀	Canada	1	—
▀	Europe	12	—
▀	Japan	—	—
▀	Asia-Pacific ex. Japan	12	—
▀	Emerging markets	70	100%
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
▀	United States	10%	8%
▀	Canada	1	1
▀	Europe	8	6
▀	Japan	2	2
▀	Asia-Pacific ex. Japan	6	1
▀	Emerging markets	73	82
	Total	100%	100%

Compared with the MSCI Emerging Markets Index as a percent of net assets. All figures include convertible securities. Source: Capital Group (as of November 30, 2015).

government has demonstrated it is committed to targeted stimulus measures to help maintain modest growth, while new government leaders in India and Indonesia are pursuing business-friendly reform agendas.

Compared with prior periods of volatility, developing nations are stronger economically. Lower oil prices have reduced current account deficits in some countries. Importantly, growth prospects and population demographics remain favorable. A rising middle class is expected to fuel demand for a range of consumer goods, financial services and health care as people seek to improve their standard of living.

Managers are focused on companies that can tap into this next phase of emerging markets growth, seeking well-managed companies with strong balance sheets that have the ability to grow earnings and dividends over time. We believe this emphasis on higher quality, dividend-paying companies can help provide stability in volatile markets, and offers a unique combination of long-term growth and income opportunities.

We appreciate your trust and look forward to reporting to you again in another six months.

Sincerely,

Shaw B. Wagener

Vice Chairman and President

January 14, 2016

For current information about the fund, visit americanfunds.com.

4	American Funds Developing World Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period February 3, 2014, to November 30, 2015, with all distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results of the Lipper Emerging Markets Funds Index do not reflect any sales charges.
[3]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period February 3, 2014, commencement of operations, through February 28, 2014.

Total returns based on a $1,000 investment (for the period ended November 30, 2015)*

		Lifetime
	1 year	(since 2/3/14)

Class A shares	–23.31%	–9.04%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Developing World Growth and Income Fund	5

Invest in the new world of emerging markets.

6	American Funds Developing World Growth and Income Fund

It’s no secret that emerging markets are challenged. Headwinds in the form of slumping commodity prices and a stronger U.S. dollar have stunted growth in a number of developing countries. China is in the midst of a momentous transformation, moving from an investment-led to a consumer-led economy, while Brazil seeks to dig itself out of a recession. Elsewhere, new reform-minded leaders in India and Indonesia aim to push through business-friendly policies to power more growth.

Despite current headwinds, the long-term structural growth story in emerging markets is far from over. Developing nations, which constitute 52% of global gross domestic product (GDP), are still forecast to grow at a faster rate than developed markets. Younger demographics and rising wealth in emerging markets underpin the emergence of a new consumer class, driving the need for services and products tied to higher disposable incomes and the desire for a better quality of life. The portfolio managers of American Funds Developing World Growth and Income Fund are actively seeking investment opportunities among companies that stand to benefit from the next phase in emerging markets growth.

“We are looking for companies that will be leading the pack,” says portfolio manager Noriko Chen. “The challenge is to identify those with strong leadership, the capacity to grow their dividend and the ability to differentiate themselves over time. We are seeing some promising opportunities during this period of volatility.”

A changing landscape

The fund’s portfolio managers have closely followed emerging markets for more than two decades. This experience often enables them to recognize patterns that will help pinpoint investments for the future. The composition of earnings has changed, with the focus shifting to consumer-oriented companies involved in discretionary spending, health care and retirement savings, and less on state-owned oil, cement and construction firms.

“Five to 10 years ago materials and energy used to be key components of emerging markets earnings, driving returns,” explains

The rise of emerging markets consumers

There is a wide range of consumer-related opportunities available to emerging markets investors, making it fertile ground for active stock pickers. There are approximately 615 companies worldwide that make everything from household goods to automobiles. While 70% of American Funds Developing World Growth and Income Fund’s portfolio is invested in companies domiciled in emerging markets, 12% of holdings are in European-based companies with strong global brands, a track record of innovating products for emerging markets and a history of paying dividends. Two such examples are Unilever, which generates 60% of its total revenue from emerging markets, and Nestlé, which gets 44% from the developing world.

Number of consumer-oriented companies generating revenue in emerging markets

Source: MSCI. As of December 31, 2014.

Consumer-oriented companies include those in the following industries: airlines, automobile components, automobiles, household durables, leisure equipment and products, textiles, apparel and luxury goods, hotels, restaurants and leisure, diversified consumer services, media, distributors, internet and catalog retail, multiline retail, specialty retail, food and staples retailing, beverages, food products, tobacco, household products, personal care, health care providers and services, consumer finance, internet software and services, diversified telecommunication services and wireless telecommunication services.

© American Funds Distributors, Inc.

American Funds Developing World Growth and Income Fund	7

Chinese consumption

China’s shift to a consumer-driven economy is well underway. As the country’s economy evolves, infrastructure and real estate investments are slowing, while consumption and service components are performing significantly better. That trend — represented here through Starbucks revenue, air travel and auto sales — is expected to accelerate in the years ahead.

Sources: Energy Information Administration and Short-Term Energy Outlook, World Bank, FactSet; China Association of Automobile Manufacturers. Auto sales are unit sales for rolling 12-month periods.

portfolio manager Shaw Wagener. “Now consumer staples, consumer discretionary and financials are predominant. Those sectors are likely to show solid earnings growth over the next two to three years.”

Consider that by 2022, the number of Chinese households earning $35,000 is expected to reach 80 million, according to analysis from Ernst & Young. The same analysis suggests the number of households making $35,000 will reach more than 10 million in Mexico, India and Turkey.

Of particular interest is China, which is undergoing the transition from an investment-led to consumer-driven economy. Even during this recent period of slowing growth, Chinese consumers have proven to be fairly resilient. Consumption and services are doing significantly better than the investment side of the economy, especially in areas such as e-commerce, health care, insurance and air travel. Tourism, for instance, is flourishing. According to the China National Tourism Administration, the number of outbound travelers doubled to 116.6 million in 2014 from 57.4 million in 2010. Chinese tourists, increasingly venturing to destinations beyond Hong Kong and Macau, spent $165 billion overseas in 2014, a 28% jump over the prior year.

“Wages continue to grow on average 5% to 7% per year on a nationwide basis, and are still growing in some regions and sectors 10% to 15%, even in the current environment. This puts money in the pockets of the masses. Despite a sharp drop in sales for luxury goods, broad market consumption is still quite healthy.

8	American Funds Developing World Growth and Income Fund

We see this in online shopping numbers and health care expenditures,” says Andrew Dougherty, China Affairs Specialist for Capital Group in Beijing.

Shanghai Jahwa, a Chinese maker of cosmetics, perfumes and skin care products, is capitalizing on this spending. “The company has an established brand, solid management and encouraging prospects,” Noriko reports. “It has provided a strong return on invested capital and has ample free cash flow to support dividend growth.” Jahwa is also an example of an ongoing shift to privatize state-owned enterprises managed by executives with global experience in the corporate world. The firm’s CEO previously ran Johnson & Johnson’s health care unit in China, while its head of research and development held a similar post at Unilever North Asia for more than 17 years.

Innovation for a richer world

When people have more disposable income, they are willing to pay for services like private health care and diagnostics. China, with accelerated urbanization and declining birth rates, is one country where this is gaining traction. By 2030, it is estimated that greater than 16% of China’s population will be over the age of 65. As older consumers typically have stronger buying power, it is expected that health care and insurance companies will benefit from this trend. Pharmaceutical sales have climbed rapidly, supported by a large middle class, expanding health care coverage, an aging society and heavy pollution. The Chinese pharmaceutical market is expected to grow to $162 billion by 2017 from $58 billion in 2011, according to a McKinsey study.

Health care companies have proven to be solid performers, outpacing the broader universe of stocks in developing countries over the past decade as measured by the MSCI Emerging Markets Investable Markets Index. While they trade at a premium to the index, they also have been fairly defensive in down markets and done well in bull markets, according to the portfolio managers, who are finding investment opportunities in this area with companies like Shanghai Fosun Pharmaceutical Group.

“We feel the management team is solid. It’s considered one of the best privately managed companies in China and has a very strong M&A track record. Fosun is also rapidly growing its health care services and runs one of the bigger hospital chains in China,” adds Noriko, who helped spearhead Capital’s research on aging in Asia.

One company looking to improve people’s lives in emerging markets and secure a larger foothold in Asia is Discovery Limited, South Africa’s largest health insurer. Over the years, Discovery has developed novel ways to encourage healthier lifestyles by offering wellness-based insurance incentives and using technology to monitor people’s health. Through its flagship product Vitality, Discovery offers discounts on food items and gym memberships. According to CEO Adrian Gore, the company tracks 70,000 gym visits a day. Discovery has launched joint ventures with Ping An, one of China’s biggest insurers, and AIA, a large Asian life insurer. A recent initiative is connected to the new Apple Watch. Discovery is offering its Vitality policy holders the opportunity to earn the watch at no charge if they achieve a certain number of weekly fitness goals tracked by an app the company developed for the Apple device.

American Funds Developing World Growth and Income Fund	9

“Discovery is at the leading edge of analytics. They understand how to change behavior at the consumer level to produce better outcomes for both individuals and providers,” says portfolio manager Chapman Taylor. “For instance, through its rewards program, the company will send emails about joining a health club. Then it will track how often you go.”

Keeping an eye on reforms

The fund’s managers closely monitor the political climate when traveling to meet with corporate management teams, as they will often speak with government officials and policymakers in conjunction with their visits to companies.

“Along with the deceleration in commodity and currency prices, government reforms that once powered brisk growth in some emerging markets have lost momentum; we’ve seen economies stagnate,” states Chapman. “As part of our investment process, we analyze economies from the top down. We look at countries that are serious about reforms, then drill down to the micro level in search of companies we think will benefit from the direction the government is taking.”

Constructive changes may be on the way in countries such as India and Indonesia, where elections have taken place in the past 18 months. In India, Prime Minister Narendra Modi has focused on process, seeking to increase transparency and curtail subsidies. Meanwhile Indonesia’s president, Joko Widodo, has unveiled a series of reforms aimed at speeding up government investment and cutting bureaucratic red tape in an effort to fuel economic growth in the world’s fourth most populous nation. For its part, China is pursuing policies in a bid to reduce corruption and increase private investment in its state-owned enterprises.

However, reforms can be frustratingly slow to implement. In this instance, overly optimistic investors were left disappointed as valuations in Indonesia and India climbed on false expectations.

Chapman is taking a closer look at Indonesia, which he recently visited as part of a research trip. He favors the prospects of an automobile manufacturer, department store retailer and media firm that are likely to benefit from a growing economy. “Valuations have come down and fundamentals have begun to turn around. As hoped, the president is proving more astute than his critics and is consolidating power within the parliament and cabinet. The government is slashing red tape and directing money to the right parts of the economy.”

In pursuit of dividend growth

As emerging markets continue to grapple with myriad challenges, American Funds Developing World Growth and Income Fund managers continue to search for investment opportunities among well-managed companies able to provide sustainable income while striving to grow earnings over time. As they seek to strike that balance in the portfolio, a focus on businesses that have consistently paid dividends has historically provided investors with attractive returns (see sidebar on page 11).

In terms of dividend yield, Shaw emphasizes that the fund is not solely focused on the highest yielding companies in the emerging markets universe, which are primarily state-owned oil or telecommunications enterprises in China, Brazil and Russia.

“By focusing on median yield, we’ve discovered companies that are growing their dividends and increasing their payout ratios. And that’s really good hunting ground for us. These firms don’t necessarily have the largest yields right now, but they have a roadmap we believe will get them there,” he explains. ■

10	American Funds Developing World Growth and Income Fund

Returns in emerging markets have been driven by earnings and dividends

Most investors over the years were attracted to emerging markets for the growth story, not for the promise of dividend checks. Emerging markets companies, by and large, were not seen by investors as particularly shareholder-friendly when it came to returning capital. But as it turns out, dividends have been a significant contributor to total returns in emerging markets stocks (see chart below).

“Dividend income is every bit as important to long-term returns in emerging markets as it is to developed markets,” says Shaw. “We spend a lot of time studying company dividend policies and their dividend payout ratios. If you look at the 15-year history, the difference between emerging markets companies that pay a dividend and those that do not has resulted in a significant difference in annual returns.”

Moreover, emerging markets companies that pay reliable dividends have generally done very well, providing a cushion in times of market volatility. Since 2003, those paying a dividend and growing it have generated an annualized return of 14.65%. By comparison, those companies that have not paid a dividend produced a negative annualized return of –0.46%, according to FactSet data.

The reasons for investing in dividend-paying companies in emerging markets mirror those for developed markets: Dividends can be an indicator of good corporate governance and an effective management team focused on the best interests of shareholders. They signal that a company is confident in its balance sheet and its expectation to grow earnings and cash flows to support future payments.

Once a dividend is initiated, companies are loath to cut it as it may send a negative sign about future business prospects and drive valuations down. A commitment to steady dividend payments also forces management to think wisely about capital expenditures and acquisitions.

So the desire to capitalize on the growth potential of developing economies does not necessarily require a focus on more volatile investments. Long-term investors may in fact be better served by seeking exposure to emerging markets companies with a history of paying dividends.

Source: MSCI (as of November 30, 2015). Results are for the period 11/30/1998–11/30/2015.
*	Results for the MSCI Emerging Markets Index including reinvested dividends reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

American Funds Developing World Growth and Income Fund	11

Summary investment portfolio November 30, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
China	14.57%
Taiwan	9.45
Hong Kong	6.62
Mexico	6.28
United Kingdom	5.56
Brazil	5.11
United States	4.73
Indonesia	4.63
South Africa	4.61
Other countries	32.88
Short-term securities & other assets less liabilities	5.56

Common stocks 89.75%	Shares	Value (000)
Financials 19.04%
Fibra Uno Administración, SA de CV	20,168,200	$46,849
Discovery Ltd.[1]	4,467,366	44,556
First Gulf Bank PJSC[1]	11,899,338	38,816
China Vanke Co. Ltd., Class H1	14,238,000	35,489
China Overseas Land & Investment Ltd.[1]	10,398,000	34,364
China Pacific Insurance (Group) Co., Ltd., Class H1	6,792,000	27,952
Barclays Africa Group Ltd.[1]	2,543,504	27,945
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	5,632,350	16,552
Other securities		126,221
		398,744

Consumer staples 12.90%
Unilever PLC[1]	1,335,700	57,029
Nestlé SA1	363,397	26,928
Thai Beverage PCL[1]	55,467,000	26,906
Philip Morris International Inc.	251,400	21,970
British American Tobacco PLC[1]	364,200	21,217
Shoprite Holdings Ltd.[1]	2,138,408	20,979
Danone SA1	270,894	18,960
PZ Cussons PLC[1]	3,677,500	17,508
Other securities		58,674
		270,171

Information technology 11.88%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	14,538,000	62,421
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	10,725
Delta Electronics, Inc.[1]	11,110,000	53,569
Lenovo Group Ltd.[1]	26,728,000	28,211
Accenture PLC, Class A	192,500	20,640
Avago Technologies Ltd.	136,500	17,806
Other securities		55,467
		248,839

Consumer discretionary 10.91%
Astra International Tbk PT1	104,436,800	44,633
Grupo Sanborns, SAB de CV, Series B1	14,235,410	23,614
Sands China Ltd.[1]	6,637,200	22,351
Stella International Holdings Ltd.[1]	8,102,000	19,983
Matahari Department Store Tbk PT1	17,268,500	19,401
PT Surya Citra Media Tbk[1]	86,277,700	18,732
Other securities		79,744
		228,458

12	American Funds Developing World Growth and Income Fund

	Shares	Value (000)
Telecommunication services 8.61%
América Móvil, SAB de CV, Series L (ADR)	2,708,800	$43,855
HKT Trust and HKT Ltd., units[1]	30,980,960	39,265
Globe Telecom, Inc.[1]	700,505	29,667
Singapore Telecommunications Ltd.[1]	8,245,700	22,353
Bharti Airtel Ltd.[1]	4,005,771	20,075
Other securities		25,014
		180,229

Industrials 7.01%
CCR SA, ordinary nominative	8,672,300	28,713
SEEK Ltd.[1]	1,926,052	19,289
Other securities		98,874
		146,876

Energy 4.40%
Coal India Ltd.[1]	7,189,190	35,624
Oil Search Ltd.[1]	5,012,787	29,801
Other securities		26,808
		92,233

Materials 3.79%
Vale SA, Class A, preferred nominative	8,774,500	24,108
Vale SA, Class A, preferred nominative (ADR)	14,800	40
Alrosa PJSC[1]	25,135,753	19,765
Other securities		35,539
		79,452

Utilities 3.79%
Huaneng Power International, Inc., Class H1	42,366,000	36,872
Glow Energy PCL[1]	8,690,800	19,948
Other securities		22,516
		79,336

Health care 3.10%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,465,500	40,290
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	7,598,500	16,639
Other securities		7,906
		64,835

Miscellaneous 4.32%
Other common stocks in initial period of acquisition		90,366

Total common stocks (cost: $2,315,467,000)		1,879,539

Preferred securities 0.38%
Miscellaneous 0.38%
Other preferred securities in initial period of acquisition		7,956

Total preferred securities (cost: $8,087,000)		7,956

Rights & warrants 2.57%
Consumer staples 2.57%
Savola Group Co., warrants, expire 2017[1,2]	2,331,000	34,625
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[1,2]	3,000,000	19,176
		53,801

Total rights & warrants (cost: $65,120,000)		53,801

Convertible bonds 0.14%	Principal amount (000)
Miscellaneous 0.14%
Other convertible bonds in initial period of acquisition		2,848

Total convertible bonds (cost: $2,894,000)		2,848

American Funds Developing World Growth and Income Fund	13

Bonds, notes & other debt instruments 1.60%	Principal amount (000)	Value (000)
Corporate bonds & notes 1.17%
Telecommunication services 0.31%
América Móvil, SAB de CV 2.375% 2016	$6,488	$6,544

Other 0.86%
Other securities		18,087

Total corporate bonds & notes		24,631

U.S. Treasury bonds & notes 0.43%
U.S. Treasury 0.43%
Other securities		8,938

Total bonds, notes & other debt instruments (cost: $33,996,000)		33,569

Short-term securities 5.55%
Freddie Mac 0.18% due 12/8/2015	18,800	18,799
General Electric Co. 0.09% due 12/1/2015	26,900	26,900
National Australia Bank Ltd. 0.24% due 2/1/2016[2]	48,000	47,978
Other securities		22,492

Total short-term securities (cost: $116,173,000)		116,169
Total investment securities 99.99% (cost: $2,541,737,000)		2,093,882
Other assets less liabilities 0.01%		215

Net assets 100.00%		$2,094,097

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including a portion of a security which was pledged as collateral. The total value of pledged collateral was $213,000, which represented .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $38,912,000.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 11/30/2015 (000)
Sales:
Brazilian reais	12/18/2015	Bank of America, N.A.	$7,611	BRL29,500	$ 30
British pounds	12/16/2015	Bank of America, N.A.	$18,028	£11,853	176
Turkish lira	12/14/2015	Bank of America, N.A.	$4,763	TRY13,781	53
					$259

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,564,863,000, which represented 74.73% of the net assets of the fund. This amount includes $1,511,062,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $133,735,000, which represented 6.39% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

£ = British pounds

TRY = Turkish lira

See Notes to Financial Statements

14	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities at November 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,541,737)		$2,093,882
Cash		220
Unrealized appreciation on open forward currency contracts		259
Receivables for:
Sales of investments	$218
Sales of fund’s shares	5,386
Dividends and interest	2,531
Other	66	8,201
		2,102,562
Liabilities:
Payables for:
Purchases of investments	902
Repurchases of fund’s shares	4,746
Investment advisory services	1,341
Services provided by related parties	677
Trustees’ deferred compensation	218
Other	581	8,465
Net assets at November 30, 2015		$2,094,097

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,652,840
Undistributed net investment income		1,610
Accumulated net realized loss		(112,460)
Net unrealized depreciation		(447,893)
Net assets at November 30, 2015		$2,094,097

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (240,882 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$1,250,790	143,876	$8.69
Class B	526	61	8.67
Class C	110,982	12,822	8.66
Class F-1	102,208	11,754	8.70
Class F-2	571,674	65,701	8.70
Class 529-A	20,984	2,415	8.69
Class 529-B	33	4	8.67
Class 529-C	3,262	377	8.65
Class 529-E	651	75	8.68
Class 529-F-1	1,210	139	8.69
Class R-1	1,587	183	8.66
Class R-2	4,419	511	8.64
Class R-2E	7	1	8.69
Class R-3	4,638	535	8.68
Class R-4	3,821	440	8.69
Class R-5E	10	1	8.69
Class R-5	2,637	303	8.70
Class R-6	14,658	1,684	8.70

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	15

Statement of operations for the year ended November 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,031)	$66,751
Interest	1,454	$68,205
Fees and expenses*:
Investment advisory services	17,009
Distribution services	5,634
Transfer agent services	3,538
Administrative services	589
Reports to shareholders	184
Registration statement and prospectus	251
Trustees’ compensation	330
Auditing and legal	108
Custodian	932
Other	5
Total fees and expenses before waiver	28,580
Less investment advisory services waiver	36
Total fees and expenses after waiver		28,544
Net investment income		39,661

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $1,212)	(102,421)
Forward currency contracts	(616)
Currency transactions	237	(102,800)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $363)	(404,486)
Forward currency contracts	259
Currency translations	57	(404,170)
Net realized loss and unrealized depreciation		(506,970)

Net decrease in net assets resulting from operations		$(467,309)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended	For the period
	November 30,	February 3, 2014* to
	2015	November 30, 2014
Operations:
Net investment income	$39,661	$14,660
Net realized loss	(102,800)	(10,197)
Net unrealized depreciation	(404,170)	(43,723)
Net decrease in net assets resulting from operations	(467,309)	(39,260)

Dividends paid to shareholders from net investment income	(38,327)	(13,830)

Net capital share transactions	582,082	2,070,741

Total increase in net assets	76,446	2,017,651

Net assets:
Beginning of year	2,017,651	—
End of year (including undistributed net investment income: $1,610 and $1,476, respectively)	$2,094,097	$2,017,651

*Commencement of operations.

See Notes to Financial Statements

16	American Funds Developing World Growth and Income Fund

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Developing World Growth and Income Fund	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

18	American Funds Developing World Growth and Income Fund

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$85,827	$312,917	$—	$398,744
Consumer staples	32,704	237,467	—	270,171
Information technology	56,122	192,717	—	248,839
Consumer discretionary	23,614	204,844	—	228,458
Telecommunication services	51,408	128,821	—	180,229
Industrials	28,713	118,163	—	146,876
Energy	6,867	85,366	—	92,233
Materials	43,910	35,542	—	79,452
Utilities	22,516	56,820	—	79,336
Health care	—	64,835	—	64,835
Miscellaneous	16,796	73,570	—	90,366
Preferred securities	7,956	—	—	7,956
Rights & warrants	—	53,801	—	53,801
Convertible bonds	—	2,848	—	2,848
Bonds, notes & other debt instruments	—	33,569	—	33,569
Short-term securities	—	116,169	—	116,169
Total	$376,433	$1,717,449	$—	$2,093,882

See the following page for footnote.

American Funds Developing World Growth and Income Fund	19

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$259	$—	$259

*	Securities with a value of $1,124,983,000, which represented 53.72% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

20	American Funds Developing World Growth and Income Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$259	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(616)	Net unrealized appreciation on forward currency contracts	$259

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Developing World Growth and Income Fund	21

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2015 (dollars in thousands) if close-out netting was exercised:

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$259	$—	$—	$—	$259

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2013, the year the fund commenced operations, and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2015, the fund reclassified $1,187,000 from undistributed net investment income to accumulated net realized loss and $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$1,849
Capital loss carryforward*	(112,199)
Gross unrealized appreciation on investment securities	44,163
Gross unrealized depreciation on investment securities	(492,040)
Net unrealized depreciation on investment securities	(447,877)
Cost of investment securities	2,541,759

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

22	American Funds Developing World Growth and Income Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

			For the period
	Year ended		February 3, 2014[1] to
Share class	November 30, 2015		November 30, 2014
Class A	$22,078		$9,032
Class B	7		6
Class C	1,317		609
Class F-1	2,030		1,034
Class F-2	11,988		2,915
Class 529-A	360		99
Class 529-B	—	[2]	—	[2]
Class 529-C	35		11
Class 529-E	11		3
Class 529-F-1	22		4
Class R-1	19		7
Class R-2	43		14
Class R-2E3	—	[2]	—	[2]
Class R-3	62		18
Class R-4	68		10
Class R-5E4	—		—
Class R-5	37		5
Class R-6	250		63
Total	$38,327		$13,830

[1]	Commencement of operations.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.
[4]	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.730% on such assets in excess of $1 billion. On December 11, 2014, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $1.5 billion and $2.5 billion to 0.690% and 0.660%, respectively. CRMC agreed to waive a portion of investment advisory services fees based on the approved asset levels and rates. For the year ended November 30, 2015, total investment advisory services fees waived by CRMC were $36,000. As a result, the fee shown on the statement of operations of $17,009,000, which was equivalent to an annualized rate of 0.756%, was reduced to $16,973,000, or 0.754% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

American Funds Developing World Growth and Income Fund	23

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$3,942		$2,391		$134		Not applicable
Class B	8		1		Not applicable		Not applicable
Class C	1,241		224		62		Not applicable
Class F-1	308		152		62		Not applicable
Class F-2	Not applicable		696		305		Not applicable
Class 529-A	24		32		10		$18
Class 529-B	1		—	*	—	*	—	*
Class 529-C	32		5		2		3
Class 529-E	4		—	*	—	*	1
Class 529-F-1	—		2		—	*	1
Class R-1	17		2		1		Not applicable
Class R-2	27		21		2		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	21		7		2		Not applicable
Class R-4	9		4		2		Not applicable
Class R-5E†	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		1		1		Not applicable
Class R-6	Not applicable		—	*	6		Not applicable
Total class-specific expenses	$5,634		$3,538		$589		$23

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

24	American Funds Developing World Growth and Income Fund

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $330,000 in the fund’s statement of operations includes $342,000 in current fees (either paid in cash or deferred) and a net decrease of $12,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments						Net increase
	Sales[1]		of dividends				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2015

Class A	$576,953	57,350	$21,920		2,284		$(290,334)	(30,124)	$308,539	29,510
Class B	274	27	7		1		(607)	(60)	(326)	(32)
Class C	47,985	4,756	1,311		137		(32,092)	(3,308)	17,204	1,585
Class F-1	72,860	7,254	2,023		210		(76,229)	(7,788)	(1,346)	(324)
Class F-2	511,428	51,514	10,782		1,119		(294,286)	(31,320)	227,924	21,313
Class 529-A	11,845	1,171	360		38		(2,548)	(260)	9,657	949
Class 529-B	12	1	1		—	[2]	(82)	(8)	(69)	(7)
Class 529-C	2,098	210	35		4		(646)	(68)	1,487	146
Class 529-E	392	40	11		1		(177)	(19)	226	22
Class 529-F-1	1,036	101	22		2		(338)	(35)	720	68
Class R-1	676	65	19		2		(315)	(32)	380	35
Class R-2	4,359	436	43		5		(1,076)	(112)	3,326	329
Class R-2E	—	—	—	[2]	—	[2]	(9)	(1)	(9)	(1)
Class R-3	3,642	365	62		8		(1,163)	(119)	2,541	254
Class R-4	3,722	370	68		7		(1,439)	(147)	2,351	230
Class R-5E3	10	1	—		—		—	—	10	1
Class R-5	2,373	240	37		4		(211)	(21)	2,199	223
Class R-6	7,719	789	248		26		(699)	(72)	7,268	743
Total net increase (decrease)	$1,247,384	124,690	$36,949		3,848		$(702,251)	(73,494)	$582,082	55,044

For the period February 3, 2014[4] to November 30, 2014

Class A	$1,384,590	124,762	$8,953		792		$(123,420)	(11,188)	$1,270,123	114,366
Class B	1,256	112	6		1		(219)	(20)	1,043	93
Class C	130,077	11,630	603		53		(4,921)	(446)	125,759	11,237
Class F-1	179,320	16,076	1,030		91		(46,048)	(4,089)	134,302	12,078
Class F-2	521,143	46,501	2,862		254		(25,818)	(2,367)	498,187	44,388
Class 529-A	16,475	1,480	99		9		(260)	(23)	16,314	1,466
Class 529-B	123	11	—	[2]	—	[2]	(8)	— [2]	115	11
Class 529-C	2,602	234	11		1		(44)	(4)	2,569	231
Class 529-E	607	55	3		—	[2]	(24)	(2)	586	53
Class 529-F-1	793	71	4		—	[2]	— [2]	— [2]	797	71
Class R-1	1,781	160	7		1		(145)	(13)	1,643	148
Class R-2	3,517	313	14		1		(1,444)	(132)	2,087	182
Class R-2E5	20	2	—	[2]	—	[2]	—	—	20	2
Class R-3	3,450	306	18		2		(294)	(27)	3,174	281
Class R-4	2,424	218	10		1		(96)	(9)	2,338	210
Class R-5	966	88	5		—	[2]	(93)	(8)	878	80
Class R-6	10,842	944	63		6		(99)	(9)	10,806	941
Total net increase (decrease)	$2,259,986	202,963	$13,688		1,212		$(202,933)	(18,337)	$2,070,741	185,838

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Commencement of operations.
[5]	Class R-2E shares were offered beginning August 29, 2014.

American Funds Developing World Growth and Income Fund	25

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,352,921,000 and $576,941,000, respectively, during the year ended November 30, 2015.

26	American Funds Developing World Growth and Income Fund

Financial highlights

		(Loss) income from
		investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to avg net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income to average net assets[3]
Class A:
Year ended 11/30/2015	$10.86	$.17	$(2.18)	$(2.01)	$(.16)	$8.69	(18.65)%		$1,251		1.32%		1.32%		1.70%
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.17	.81	.98	(.12)	10.86	9.75	[6]	1,242		1.40	[7]	1.39	[7]	1.81	[7]
Class B:
Year ended 11/30/2015	10.83	.09	(2.15)	(2.06)	(.10)	8.67	(19.12)		—	[8]	2.03		2.02		.90
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.10	.82	.92	(.09)	10.83	9.15	[6]	1		2.10	[7]	2.09	[7]	1.13	[7]
Class C:
Year ended 11/30/2015	10.83	.09	(2.16)	(2.07)	(.10)	8.66	(19.18)		111		2.07		2.07		.95
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.09	.83	.92	(.09)	10.83	9.17	[6]	122		2.14	[7]	2.13	[7]	.94	[7]
Class F-1:
Year ended 11/30/2015	10.86	.17	(2.17)	(2.00)	(.16)	8.70	(18.52)		102		1.26		1.26		1.72
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.18	.80	.98	(.12)	10.86	9.80	[6]	131		1.34	[7]	1.33	[7]	1.91	[7]
Class F-2:
Year ended 11/30/2015	10.87	.21	(2.19)	(1.98)	(.19)	8.70	(18.37)		572		1.00		1.00		2.08
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.16	.85	1.01	(.14)	10.87	10.02	[6]	482		1.07	[7]	1.07	[7]	1.75	[7]
Class 529-A:
Year ended 11/30/2015	10.85	.18	(2.17)	(1.99)	(.17)	8.69	(18.52)		21		1.25		1.25		1.79
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.15	.82	.97	(.12)	10.85	9.62	[6]	16		1.50	[7]	1.49	[7]	1.60	[7]
Class 529-B:
Year ended 11/30/2015	10.84	.09	(2.17)	(2.08)	(.09)	8.67	(19.28)[9]		—	[8]	2.12	[9]	2.12	[9]	.89	[9]
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.07	.85	.92	(.08)	10.84	9.14	[6,9]	—	[8]	2.18	[7,9]	2.17	[7,9]	.74	[7,9]

See page 29 for footnotes.

American Funds Developing World Growth and Income Fund	27

Financial highlights (continued)

		(Loss) income from
		investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to avg net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income to average net assets[3]
Class 529-C:
Year ended 11/30/2015	$10.83	$.09	$(2.17)	$(2.08)	$(.10)	$8.65	(19.29)%	$3		2.13%		2.13%		.92%
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.08	.83	.91	(.08)	10.83	9.11 [6]	2		2.20	[7]	2.19	[7]	.91	[7]
Class 529-E:
Year ended 11/30/2015	10.85	.15	(2.18)	(2.03)	(.14)	8.68	(18.81)	1		1.51		1.51		1.51
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.13	.83	.96	(.11)	10.85	9.56 [6]	1		1.62	[7]	1.61	[7]	1.40	[7]
Class 529-F-1:
Year ended 11/30/2015	10.86	.19	(2.18)	(1.99)	(.18)	8.69	(18.48)	1		1.12		1.12		1.94
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.15	.84	.99	(.13)	10.86	9.87 [6]	1		1.18	[7]	1.17	[7]	1.63	[7]
Class R-1:
Year ended 11/30/2015	10.83	.10	(2.17)	(2.07)	(.10)	8.66	(19.15)	1		1.99		1.99		1.05
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.10	.82	.92	(.09)	10.83	9.17 [6]	2		2.08	[7]	2.08	[7]	1.06	[7]
Class R-2:
Year ended 11/30/2015	10.82	.09	(2.17)	(2.08)	(.10)	8.64	(19.33)	4		2.19		2.19		.92
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.08	.84	.92	(.10)	10.82	9.17 [6]	2		2.11	[7]	2.11	[7]	.90	[7]
Class R-2E:
Year ended 11/30/2015	10.85	.14	(2.13)	(1.99)	(.17)	8.69	(18.47)[9]	—	[8]	1.29	[9]	1.27	[9]	1.36	[9]
Period from 8/29/2014 to 11/30/2014[4,10]	11.67	.01	(.76)	(.75)	(.07)	10.85	(6.46)[6,9]	—	[8]	.35	[6,9]	.35	[6,9]	.09	[6,9]
Class R-3:
Year ended 11/30/2015	10.84	.15	(2.17)	(2.02)	(.14)	8.68	(18.77)	5		1.56		1.55		1.49
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.11	.85	.96	(.12)	10.84	9.54 [6]	3		1.62	[7]	1.62	[7]	1.17	[7]

28	American Funds Developing World Growth and Income Fund

		(Loss) income from
		investment operations[1]
	Net asset value, beginning of period	Net investment income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to avg net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income to average net assets[3]
Class R-4:
Year ended 11/30/2015	$10.86	$.18		$(2.18)	$(2.00)	$(.17)	$8.69	(18.57)%	$4		1.24%		1.23%		1.86%
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.13		.86	.99	(.13)	10.86	9.82 [6]	2		1.33	[7]	1.32	[7]	1.42	[7]
Class R-5E:
Period from 11/20/2015 to 11/30/2015[4,11]	8.95	—	[12]	(.26)	(.26)	—	8.69	(2.90)[6]	—	[8]	.03	[6]	.03	[6]	.01	[6]
Class R-5:
Year ended 11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.32)	3		.92		.92		2.08
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.19		.82	1.01	(.14)	10.87	10.02 [6]	1		1.05	[7]	1.04	[7]	2.06	[7]
Class R-6:
Year ended 11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.28)	15		.88		.88		2.06
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.08		.93	1.01	(.14)	10.87	10.05 [6]	10		.98	[7]	.97	[7]	.94	[7]

	Year ended November 30, 2015	For the period 2/3/2014 to 11/30/2014[4,5,6]
Portfolio turnover rate for all share classes	29%	20%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC reimbursed other fees and expenses.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	For the period February 3, 2014, commencement of operations, through November 30, 2014.
[6]	Not annualized.
[7]	Annualized.
[8]	Amount less than $1 million.
[9]	Although the fund has a plan of distribution for this share class, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Class R-2E shares were offered beginning August 29, 2014.
[11]	Class R-5E shares were offered beginning November 20, 2015.
[12]	Amount less than $.01.

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended November 30, 2015 and the period February 3, 2014 (commencement of operations) through November 30, 2014, and the financial highlights for the year ended November 30, 2015 and the period February 3, 2014 (commencement of operations) through November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Developing World Growth and Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for the year ended November 30, 2015 and the period February 3, 2014 (commencement of operations) through November 30, 2014, and the financial highlights for the year ended November 30, 2015 and the period February 3, 2014 (commencement of operations) through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
January 14, 2016

30	American Funds Developing World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2015, through November 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Developing World Growth and Income Fund	31

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	6/1/2015	11/30/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$835.67	$5.84	1.27%
Class A - assumed 5% return	1,000.00	1,018.70	6.43	1.27
Class B - actual return	1,000.00	833.46	9.19	2.00
Class B - assumed 5% return	1,000.00	1,015.04	10.10	2.00
Class C - actual return	1,000.00	833.59	9.33	2.03
Class C - assumed 5% return	1,000.00	1,014.89	10.25	2.03
Class F-1 - actual return	1,000.00	836.89	5.57	1.21
Class F-1 - assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class F-2 - actual return	1,000.00	837.24	4.38	.95
Class F-2 - assumed 5% return	1,000.00	1,020.31	4.81	.95
Class 529-A - actual return	1,000.00	836.18	5.62	1.22
Class 529-A - assumed 5% return	1,000.00	1,018.95	6.17	1.22
Class 529-B - actual return	1,000.00	832.50	9.42	2.05
Class 529-B - assumed 5% return	1,000.00	1,014.79	10.35	2.05
Class 529-C - actual return	1,000.00	832.47	9.69	2.11
Class 529-C - assumed 5% return	1,000.00	1,014.49	10.66	2.11
Class 529-E - actual return	1,000.00	834.79	6.76	1.47
Class 529-E - assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class 529-F-1 - actual return	1,000.00	836.59	5.02	1.09
Class 529-F-1 - assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-1 - actual return	1,000.00	833.07	8.96	1.95
Class R-1 - assumed 5% return	1,000.00	1,015.29	9.85	1.95
Class R-2 - actual return	1,000.00	831.99	10.20	2.22
Class R-2 - assumed 5% return	1,000.00	1,013.94	11.21	2.22
Class R-2E - actual return	1,000.00	837.14	5.20	1.13
Class R-2E - assumed 5% return	1,000.00	1,019.40	5.72	1.13
Class R-3 - actual return	1,000.00	835.27	6.99	1.52
Class R-3 - assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class R-4 - actual return	1,000.00	836.11	5.48	1.19
Class R-4 - assumed 5% return	1,000.00	1,019.10	6.02	1.19
Class R-5E - actual return†	1,000.00	970.95	.25	.94
Class R-5E - assumed 5% return†	1,000.00	1,020.36	4.76	.94
Class R-5 - actual return	1,000.00	837.48	4.05	.88
Class R-5 - assumed 5% return	1,000.00	1,020.66	4.46	.88
Class R-6 - actual return	1,000.00	837.69	3.82	.83
Class R-6 - assumed 5% return	1,000.00	1,020.91	4.20	.83

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 183 days.

32	American Funds Developing World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2015:

Foreign taxes	$0.03 per share
Foreign source income	$0.30 per share
Qualified dividend income	100%
Corporate dividends received deduction	$1,126,000
U.S. government income that may be exempt from state taxation	$31,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

American Funds Developing World Growth and Income Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2013	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	None
Vanessa C. L. Chang, 1952	2013	Director, EL & EL Investments (real estate)	16	Edison International; Transocean Ltd.
Linda Griego, 1947	2013	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2013	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 1946	2013	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2013	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2013	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.

Interested trustee[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Shaw B. Wagener, 1959 Vice Chairman of the Board and President	2013	Chairman of the Board, Capital Group International, Inc.;[6] Chairman of the Board, Capital International, Inc.;[6] Director, Capital Group Private Markets, Inc.;[6] Partner — Capital International Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Developing World Growth and Income Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Noriko H. Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company
F. Chapman Taylor, 1959 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2013	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2013	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2013	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except F. Chapman Taylor and Shaw B. Wagener, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Developing World Growth and Income Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, Twenty-second Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2015, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.

[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).

[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$40,000
2015	$72,000

b) Audit-Related Fees:
2014	None
2015	$1,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.
c) Tax Fees:
2014	None
2015	$3,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$927,000
2015	$1,183,000

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,262,000 for fiscal year 2014 and $1,467,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
November 30, 2015
Common stocks 89.75% Financials 19.04%	Shares	Value (000)
Fibra Uno Administración, SA de CV	20,168,200	$46,849
Discovery Ltd.[1]	4,467,366	44,556
First Gulf Bank PJSC[1]	11,899,338	38,816
China Vanke Co. Ltd., Class H1	14,238,000	35,489
China Overseas Land & Investment Ltd.[1]	10,398,000	34,364
China Pacific Insurance (Group) Co., Ltd., Class H1	6,792,000	27,952
Barclays Africa Group Ltd.[1]	2,543,504	27,945
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	5,632,350	16,552
Akbank TAS[1]	6,390,635	15,198
Mapletree Greater China Commercial Trust[1]	23,067,000	15,028
Moscow Exchange MICEX-RTS PJSC[1]	9,958,889	14,190
Grupo Financiero Inbursa, SAB de CV	5,620,500	10,751
AIA Group Ltd.[1]	1,771,200	10,581
BDO Unibank, Inc.[1]	4,906,240	10,521
Bank of China Ltd., Class H1	22,582,400	9,995
ICICI Bank Ltd.[1]	2,329,430	9,569
Banco Bradesco SA, preferred nominative (ADR)	1,605,200	8,604
Siam Commercial Bank PCL[1]	2,263,800	8,282
Sberbank of Russia[1]	3,235,447	5,014
Industrial and Commercial Bank of China Ltd., Class H1	7,870,800	4,751
Itaú Unibanco Holding SA, preferred nominative (ADR)	433,785	3,071
China Overseas Property Holdings Ltd.[1,2]	3,465,999	666
		398,744
Consumer staples 12.90%
Unilever PLC[1]	1,335,700	57,029
Nestlé SA1	363,397	26,928
Thai Beverage PCL[1]	55,467,000	26,906
Philip Morris International Inc.	251,400	21,970
British American Tobacco PLC[1]	364,200	21,217
Shoprite Holdings Ltd.[1]	2,138,408	20,979
Danone SA1	270,894	18,960
PZ Cussons PLC[1]	3,677,500	17,508
Casino, Guichard-Perrachon SA1	278,519	15,900
Diageo PLC[1]	506,000	14,525
Olam International Ltd.[1]	8,761,600	11,137
Mead Johnson Nutrition Co.	133,200	10,734
SABMiller PLC[1]	105,100	6,378
		270,171
Information technology 11.88%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	14,538,000	62,421
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	10,725
Delta Electronics, Inc.[1]	11,110,000	53,569
Lenovo Group Ltd.[1]	26,728,000	28,211
Accenture PLC, Class A	192,500	20,640
Avago Technologies Ltd.	136,500	17,806
American Funds Developing World Growth and Income Fund — Page 1 of 5

Common stocks Information technology (continued)	Shares	Value (000)
Quanta Computer Inc.[1]	10,325,000	$16,196
VTech Holdings Ltd.[1]	1,060,900	11,882
AAC Technologies Holdings Inc.[1]	1,271,500	8,915
MercadoLibre, Inc.	56,400	6,951
Catcher Technology Co., Ltd.[1]	631,000	6,090
Infosys Ltd.[1]	333,800	5,433
		248,839
Consumer discretionary 10.91%
Astra International Tbk PT1	104,436,800	44,633
Grupo Sanborns, SAB de CV, Series B1	14,235,410	23,614
Sands China Ltd.[1]	6,637,200	22,351
Hyundai Motor Co., Series 2[1]	163,432	15,664
Hyundai Motor Co.[1]	34,794	4,411
Stella International Holdings Ltd.[1]	8,102,000	19,983
Matahari Department Store Tbk PT1	17,268,500	19,401
PT Surya Citra Media Tbk[1]	86,277,700	18,732
Merida Industry Co., Ltd.[1]	2,683,350	14,891
Minth Group Ltd.[1]	4,910,000	9,856
Wynn Macau, Ltd.[1]	7,722,000	9,585
Great Wall Motor Co. Ltd., Class H1	7,243,500	8,979
MGM China Holdings Ltd.[1]	5,146,600	6,753
Chow Sang Sang Holdings International Ltd.[1]	3,784,000	6,482
SJM Holdings Ltd.[1]	4,223,000	3,123
		228,458
Telecommunication services 8.61%
América Móvil, SAB de CV, Series L (ADR)	2,708,800	43,855
HKT Trust and HKT Ltd., units[1]	30,980,960	39,265
Globe Telecom, Inc.[1]	700,505	29,667
Singapore Telecommunications Ltd.[1]	8,245,700	22,353
Bharti Airtel Ltd.[1]	4,005,771	20,075
MegaFon PJSC (GDR)[1]	527,095	7,972
TIM Participações SA, ordinary nominative	3,820,100	7,553
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	29,672,300	6,303
MTN Group Ltd.[1]	317,416	3,186
		180,229
Industrials 7.01%
CCR SA, ordinary nominative	8,672,300	28,713
SEEK Ltd.[1]	1,926,052	19,289
BTS Rail Mass Transit Growth Infrastructure Fund[1]	52,714,700	15,005
Edenred SA1	711,501	14,725
CTCI Corp.[1]	12,791,000	14,112
Haitian International Holdings Ltd.[1]	8,335,000	12,947
IJM Corp. Bhd.[1]	15,083,400	12,025
AirTAC International Group[1]	2,297,250	10,252
Yungtay Engineering Co., Ltd.[1]	6,504,000	9,905
Beijing Enterprises Holdings Ltd.[1]	1,590,500	9,903
		146,876
Energy 4.40%
Coal India Ltd.[1]	7,189,190	35,624
Oil Search Ltd.[1]	5,012,787	29,801
Türkiye Petrol Rafinerileri AS1,2	655,826	16,188
American Funds Developing World Growth and Income Fund — Page 2 of 5

Common stocks Energy (continued)	Shares	Value (000)
Tenaris SA (ADR)	262,900	$6,867
Rosneft Oil Company OJSC (GDR)[1]	935,700	3,753
		92,233
Materials 3.79%
Vale SA, Class A, preferred nominative	8,774,500	24,108
Vale SA, Class A, preferred nominative (ADR)	14,800	40
Alrosa PJSC[1]	25,135,753	19,765
LafargeHolcim Ltd.[1]	295,818	15,777
First Quantum Minerals Ltd.	3,161,000	11,504
Potash Corp. of Saskatchewan Inc. (CAD denominated)	408,000	8,258
		79,452
Utilities 3.79%
Huaneng Power International, Inc., Class H1	42,366,000	36,872
Glow Energy PCL[1]	8,690,800	19,948
Enersis SA (ADR)	1,086,400	13,319
AES Corp.	920,600	9,197
		79,336
Health care 3.10%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,465,500	40,290
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	7,598,500	16,639
Kalbe Farma Tbk PT1	82,088,500	7,906
		64,835
Miscellaneous 4.32%
Other common stocks in initial period of acquisition		90,366
Total common stocks (cost: $2,315,467,000)		1,879,539
Preferred securities 0.38% Miscellaneous 0.38%
Other preferred securities in initial period of acquisition		7,956
Total preferred securities (cost: $8,087,000)		7,956
Rights & warrants 2.57% Consumer staples 2.57%
Savola Group Co., warrants, expire 2017[1,3]	2,331,000	34,625
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[1,3]	3,000,000	19,176
Total rights & warrants (cost: $65,120,000)		53,801
Convertible bonds 0.14% Miscellaneous 0.14%	Principal amount (000)
Other convertible bonds in initial period of acquisition		2,848
Total convertible bonds (cost: $2,894,000)		2,848
American Funds Developing World Growth and Income Fund — Page 3 of 5

Bonds, notes & other debt instruments 1.60% Corporate bonds & notes 1.17% Energy 0.54%	Principal amount (000)	Value (000)
Petrobras International Finance Co. 3.875% 2016	$ 1,830	$1,827
YPF Sociedad Anónima 8.50% 2025[3]	9,950	9,592
		11,419
Industrials 0.32%
Lima Metro Line Finance Ltd. 5.875% 2034[3,4]	6,795	6,668
Telecommunication services 0.31%
América Móvil, SAB de CV 2.375% 2016	6,488	6,544
Total corporate bonds & notes		24,631
U.S. Treasury bonds & notes 0.43% U.S. Treasury 0.43%
U.S. Treasury 0.50% 2016	6,700	6,702
U.S. Treasury 2.125% 2016[5]	2,225	2,236
Total U.S. Treasury bonds & notes		8,938
Total bonds, notes & other debt instruments (cost: $33,996,000)		33,569
Short-term securities 5.55%
Electricité de France 0.14% due 12/14/2015[3]	4,400	4,400
Federal Home Loan Bank 0.21% due 2/16/2016	6,800	6,796
Freddie Mac 0.18% due 12/8/2015	18,800	18,799
General Electric Co. 0.09% due 12/1/2015	26,900	26,900
Mitsubishi UFJ Trust and Banking Corp. 0.28% due 1/12/2016[3]	11,300	11,296
National Australia Bank Ltd. 0.24% due 2/1/2016[3]	48,000	47,978
Total short-term securities (cost: $116,173,000)		116,169
Total investment securities 99.99% (cost: $2,541,737,000)		2,093,882
Other assets less liabilities 0.01%		215
Net assets 100.00%		$2,094,097
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $38,912,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 11/30/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Brazilian reais	12/18/2015	Bank of America, N.A.	$7,611	BRL29,500	$30
British pounds	12/16/2015	Bank of America, N.A.	$18,028	£11,853	176
Turkish lira	12/14/2015	Bank of America, N.A.	$4,763	TRY13,781	53
					$259

American Funds Developing World Growth and Income Fund — Page 4 of 5

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,564,863,000, which represented 74.73% of the net assets of the fund. This amount includes $1,511,062,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $133,735,000, which represented 6.39% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $213,000, which represented .01% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
£ = British pounds
TRY = Turkish lira
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0116O-S49118	American Funds Developing World Growth and Income Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Developing World Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended November 30, 2015 and the period February 3, 2014 (commencement of operations) through November 30, 2014 (collectively, the “financial statements”), the financial highlights for the year ended November 30, 2015 and the period February 3, 2014 (commencement of operations) through November 30, 2014 (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of November 30, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Developing World Growth and Income Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for the year ended November 30, 2015 and the period February 3, 2014 (commencement of operations) through November 30, 2014, and the financial highlights for the year ended November 30, 2015 and the period February 3, 2014 (commencement of operations) through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

January 14, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: January 29, 2016

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: January 29, 2016